STEIN ROE VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
Variable Account A
OF
KEYPORT LIFE INSURANCE COMPANY
SUPPLEMENT DATED OCTOBER 25, 2000
TO
PROSPECTUS DATED MAY 1, 2000

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This supplement contains information about the Colonial Small Cap Value Fund, Variable Series and Liberty All-Star Equity Fund, Variable Series.

Effective November 1, 2000, the Funds are no longer available for investment or for transfers into the Funds. Any transfer you make out of the Funds will not count as one of the 12 transfers allowed under your Contract.

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Service Office:
P.O. Box 691
Leesburg, VA 20178
(877)569-3789

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110

SRA.SUP	10/00